Supplement to the Prospectuses

CREDIT SUISSE GLOBAL FIXED INCOME FUND
CREDIT SUISSE GLOBAL SMALL CAP FUND
CREDIT SUISSE INSTITUTIONAL FUND – ASIA BOND PORTFOLIO
CREDIT SUISSE INSTITUTIONAL FUND – INTERNATIONAL FOCUS PORTFOLIO
CREDIT SUISSE INTERNATIONAL FOCUS FUND

The following information supplements certain information in the funds' Prospectuses.

On December 31, 2008, Credit Suisse, the corporate parent of the investment adviser of each of Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc., Credit Suisse Institutional Fund, Inc. – Asia Bond Portfolio, Credit Suisse Institutional Fund, Inc. – International Focus Portfolio, and Credit Suisse International Focus Fund, Inc., announced it had signed an agreement to sell part of its Global Investors traditional asset management business to Aberdeen Asset Management ("Aberdeen"), an international investment management group, managing assets for both institutions and private individuals from offices around the world. Credit Suisse has stated that the transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen shareholders, and is expected to close in the second quarter of 2009.

Pending the closing of the transaction, Credit Suisse Asset Management, LLC ("CSAM), Credit Suisse Asset Management Limited (U.K.) ("CSAM UK") and Credit Suisse Asset Management Limited (Australia) ("CSAM Australia") will continue to operate in the ordinary course of business as the investment adviser or sub-adviser of the Funds.

Each Fund's Board of Directors is considering various options in connection with the transaction. Any new investment adviser will require the approval of a Fund's Board of Directors, including the Directors who are not "interested persons" of the investment manager and its affiliates or the Fund and of the Fund's shareholders.

Dated: January 8, 2009	16-0109 for GFI-PRO-CMN GFI-PRO-LOAD INTFUNDS-PRO-CMN GSC-PRO-ADV GSC-PRO-LOAD INST AB-PRO INST INT-PRO INT-PRO-ADV INT-PRO-LOAD 2009-001